EXHIBIT 10.2
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                             STOCK OPTION AGREEMENT


         THIS AGREEMENT (this "Agreement"), is made effective as of November 1, 2004 (the "Grant Date"), between SpectraSite, Inc., a Delaware corporation (the "Company"), and Mark A. Slaven (the "Optionee"):

                              W I T N E S S E T H:

         WHEREAS, the Company has adopted the SpectraSite, Inc. 2003 Equity Incentive Plan (the "Plan"), which is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Company and the Optionee agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of 50,000 Shares (the "Option Shares"), subject to adjustment as set forth in the Plan. The purchase price of the Option Shares shall be $51.80 per Share (the "Exercise Price"). The Option is intended to be treated as a Non-Qualified Option. Subject to the restrictions, and under the circumstances described in the Plan, the Company shall adjust the number and kind of Option Shares and the Exercise Price in accordance with the provisions of the Plan.

         2.       VESTING.

                  (a) GENERALLY. Subject to the Optionee's continued employment with the Company or a subsidiary thereof, the Option shall vest and become exercisable with respect to all of the Option Shares on the earlier of November 1, 2005, and (ii) the day immediately prior to the effective date of any new accounting rule or policy that would require an accounting charge by the Company in respect of the Option if the Option were not vested prior to such effective date.

                  (b)   Notwithstanding Section 2(a) above, in the event that:

                        (i) the Optionee's employment is terminated by the Company without Cause, or on account of Disability, or by the Optionee for Good Reason, or in the event of the Optionee's death, any unvested portion of the Option shall become fully vested and exercisable as of the date of such termination; or

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                        (ii)   a Change of Control occurs, any unvested portion
    of the Option shall become fully vested and exercisable as of immediately prior to such Change of Control.

         3.       EXERCISE OF OPTION.

                  (a) PERIOD OF EXERCISE. The unvested portion of the Option (after giving effect to Section 2(b)(i) hereof, if applicable) shall immediately terminate upon the termination of the Optionee's employment for any reason. Subject to the provisions of the Plan and this Agreement, the Optionee may exercise the vested portion of the Option at any time prior to the earliest to occur of:

                        (i)    the tenth anniversary of the Date of Grant;

                        (ii) the date of the termination of the Optionee's employment by the Company for Cause;

                        (iii) the date ninety (90) days following the Optionee's resignation without Good Reason;

                        (iv) the second anniversary of the termination of the Optionee's employment (A) by reason of the Optionee's death, (B) by the Company on account of Disability, or (C) if other than during the two-year period following a Change of Control, by the Company without Cause or by the Optionee's resignation for Good Reason; or

                        (v) the third anniversary of the date of the termination of the Optionee's employment during the two-year period following a Change of Control (A) by the Company without Cause or (B) upon the Optionee's resignation for Good Reason.

                  (b)   METHOD OF EXERCISE.

                        (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise in a form provided by the Company; provided, that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Option Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. Payment of the Exercise Price for the number of Shares being purchased pursuant to any Option shall be made by: (i) cash, (ii) check or cash equivalent, (iii) with the consent of the Committee, delivery or attestation of ownership of a number of Shares which have been owned by the Optionee for at least six months (or such other period as necessary to prevent an accounting charge) (or purchased on the open market) with a Fair Market Value equal to the Exercise Price, (iv) with the consent of the Committee, delivery of a stock power and instructions to a broker to sell a sufficient number of Shares subject to the Option to pay the Exercise Price (to the extent the Committee determines it would not result in a violation of the

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    Sarbanes-Oxley Act of 2002), or (v) with the consent of the Committee, promissory note (to the extent the Committee determines it would not result in a violation of the Sarbanes-Oxley Act of 2002).

                        (ii) Upon the Company's determination that the Option has been validly exercised as to any of the Option Shares and that the Optionee has satisfied the withholding requirements described in Section 6 hereof, the Company shall issue certificates in the Optionee's name for such Option Shares.

                        (iii) In the event of the Optionee's death, the Option shall remain exercisable by the Optionee's executor or administrator, or the person or persons to whom the Optionee's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Optionee shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as giving the Optionee the right to be retained in the employ of, or in any consulting relationship to, the Company or any of its subsidiaries. Further, the Company or its subsidiaries, as applicable, may at any time dismiss the Optionee or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. TRANSFERABILITY. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and the Option shall not be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution, provided, that the Option or any portion thereof shall be transferable without consideration to members of the Optionee's Immediate Family or to a trust, partnership or other entity for the benefit of the Optionee and/or member of the Optionee's Immediate Family in accordance with
Section 9.6 of the Plan.

         6.       WITHHOLDING.

                  (a) The Optionee may be required to pay to the Company or any of its subsidiaries and the Company or any of its subsidiaries shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amounts owing to an Optionee the amount (in cash, Shares, or other property) of any required tax withholding and payroll taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (b) Without limiting the generality of Section 6(a) above, the Optionee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of Shares owned by the Optionee with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the

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exercise of the Option a number of Option Shares with a Fair Market Value equal to such withholding liability.

         7. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Optionee at the address appearing in the personnel records of the Company for the Optionee or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         8. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

         9. OPTION SUBJECT TO PLAN. By entering into this Agreement the Optionee agrees and acknowledges that the Optionee has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         10. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement.

                                            SPECTRASITE, INC.


                                            By: /s/ Stephen H. Clark
                                                ------------------------------
                                                Name:  Stephen H. Clark
                                                Title: President and Chief
                                                       Executive Officer



                                            OPTIONEE


                                           /s/ Mark A. Slaven
                                            ----------------------------------
                                            Mark A. Slaven